As filed with the U.S. Securities and Exchange Commission on December 10, 2009

Registration No. 333-162248

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Polymer Holdings LLC*

(Exact name of Registrant as specified in its charter)

Delaware	2821	20-0411521
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15710 John F. Kennedy Blvd.

Suite 300

Houston, TX 77032

Telephone: (281) 504-4700

(Address including zip code, telephone number, including area code, of Registrant’s Principal Executive Offices)

Stephen W. Duffy, Esq.

General Counsel

Polymer Holdings LLC

15710 John F. Kennedy Blvd.

Suite 300

Houston, Texas 77032

Telephone: (281) 504-4700

Telecopy: (281) 504-4743

(Name, address including zip code, telephone number, including area code, of agent for service)

Copies To:

William F. Gorin, Esq. Duane McLaughlin, Esq. Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Telephone: (212) 225-2000 Telecopy: (212) 225-3999	Peter M. Labonski, Esq. Keith L. Halverstam, Esq. Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Telephone: (212) 906-1200 Telecopy: (212) 751-4864

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date hereof.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered (1)	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price	Amount of registration fees (3)
Common stock, $0.01 par value per share	11,838,235	$18.00	$213,088,230	$11,890.32

(1)	Includes 1,544,117 shares that the underwriters have an option to purchase from the registrant to cover over-allotments, if any.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) promulgated under the Securities Act of 1933, as amended.
(3)	Previously paid.

* Polymer Holdings LLC, a limited liability company organized under the laws of Delaware, is the registrant filing this Registration Statement with the Securities and Exchange Commission. Prior to the closing of this offering, Polymer Holdings LLC will be converted into a corporation organized under the laws of Delaware, pursuant to the Delaware Limited Liability Company Act Section 18-216 and the Delaware General Corporation Law Section 265. The securities issued to investors in connection with this offering will be shares of common stock in that corporation, which will be named Kraton Performance Polymers, Inc.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-162248) of Polymer Holdings LLC is filed for the purpose of adding exhibits to such Registration Statement and amending the Exhibit Index, which is incorporated by reference by “Part II — Item 16. Exhibits and Financial Statement Schedules.”

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

Estimated expenses payable in connection with the sale of the common stock in this offering are as follows:

SEC registration fee		$12,834.00
FINRA filing fee		23,500.00
NYSE listing fee		144,782.17
Printing and engraving expenses
Legal fees and expenses		1,700,000.00
Accounting fees and expenses
Transfer agent and registrar fees and expenses
Blue Sky fees and expenses		10,000.00
Miscellaneous

Total	$

We will bear all of the expenses shown above.

Item 14.	Indemnification of Directors and Officers.

The Delaware General Corporation Law and our certificate of incorporation and bylaws provide for indemnification of our directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Please see our certificate of incorporation, which is filed as Exhibit 3.1 to this registration statement and our bylaws, which are filed as Exhibit 3.2 to this registration statement.

We intend to enter into indemnification agreements with our officers and directors. The indemnification agreements will provide our officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law. The underwriting agreement filed as Exhibit 1.1 to this registration statement also provides that the underwriters are obligated, under certain circumstances, to indemnify our directors, officers and controlling persons against certain liabilities, including liabilities under the Securities Act. Please see the form of underwriting agreement filed as Exhibit 1.1 to this registration statement.

We currently maintain a directors’ and officers’ liability insurance policy.

Item 15.	Recent Sales of Unregistered Securities.

Prior to the closing of this offering, Polymer Holdings LLC, a Delaware limited liability company, will convert into a Delaware corporation to be named Kraton Performance Polymers, Inc., and all of the outstanding membership interests of Polymer Holdings LLC held by TJ Chemical will convert into 19,325,311 shares of common stock of Kraton Performance Polymers, Inc.

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits: The list of exhibits is set forth in beginning on page II-6 of this Registration Statement and is incorporated herein by reference.

(b) Financial Statement Schedules: No financial statement schedules are provided because the information called for is not applicable or is shown in the financial statements or notes thereto.

Item 17.	Undertakings.

* (f) The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

* (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

* (i) The undersigned registrant hereby undertakes that:

•

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

•

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

*	Paragraph references correspond to those of Regulation S-K, Item 512.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on December 10, 2009.

POLYMER HOLDINGS LLC

By:	/s/ KEVIN M. FOGARTY
Its:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ KEVIN M. FOGARTY Kevin M. Fogarty	Chief Executive Officer, President and Director (principal executive officer)	December 10, 2009

/s/ STEPHEN E. TREMBLAY Stephen E. Tremblay	Chief Financial Officer (principal financial and accounting officer)	December 10, 2009

* Dan F. Smith	Director	December 10, 2009

* Barry J. Goldstein	Director	December 10, 2009

* Kelvin L. Davis	Director	December 10, 2009

* Michael G. MacDougall	Director	December 10, 2009

* Nathan H. Wright	Director	December 10, 2009

* Timothy J. Walsh	Director	December 10, 2009

* Kevin G. O’Brien	Director	December 10, 2009

* Steven J. Demetriou	Director	December 10, 2009

* Richard C. Brown	Director	December 10, 2009

* Karen A. Twitchell	Director	December 10, 2009

*By:	/s/ KEVIN M. FOGARTY
Kevin M. Fogarty, as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No	Description of Exhibits
1.1†	Form of Underwriting Agreement

2.1	Amended and Restated Agreement and Plan of Merger dated November 5, 2003, among Ripplewood Chemical Holding LLC, Kraton Polymers LLC, Polymer Holdings LLC and Polymer Acquisition LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

3.1	Amended and Restated Limited Liability Company Agreement of Polymer Holdings LLC, dated December 23, 2003 (incorporated by reference from Exhibit 3.3 to Polymer Holdings’ Registration Statement on Form S-4 filed with the Commission on April 1, 2005)

3.2†	First Amendment to the Amended and Restated Limited Liability Company Agreement of Polymer Holdings LLC, dated September 29, 2009

3.3†	Form of Certificate of Incorporation of Kraton Performance Polymers, Inc.

3.4†	Form of Bylaws of Kraton Performance Polymers, Inc.

4.1	Specimen Stock Certificate of Kraton Performance Polymers, Inc.’s Common Stock, par value $0.01 per share

4.2	Reference is made to Exhibits 3.3 and 3.4

4.3	Indenture dated as of November 2, 2004, among Polymer Holdings LLC, Polymer Holdings Capital Corporation, and Wells Fargo Bank, N.A., as trustee, relating to the 12.000% Senior Discount Notes due 2014 (incorporated by reference to Exhibit 4.1 to Polymer Holdings LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.4	First Supplemental Indenture dated May 9, 2006, among Polymer Holdings LLC, Polymer Holdings Capital Corporation and Wells Fargo Bank, N.A., as trustee, relating to the 12.000% Senior Discount Notes due 2014 (incorporated by reference to Exhibit 4.1 to Polymer Holdings LLC’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2006)

4.5	Indenture dated as of December 23, 2003, among Kraton Polymers LLC, Kraton Polymers Capital Corporation, the Guarantors named therein and Wells Fargo Bank Minnesota, N.A., as trustee, relating to the 8.125% Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.1 to Kraton Polymer LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.6	Form of 8.125% Senior Subordinated Notes due 2014 of Kraton Polymers LLC and Kraton Polymers Capital Corporation (incorporated by reference to Exhibit A1 to the Indenture filed as Exhibit 4.1 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.7	Pledge and Security Agreement dated December 23, 2003, among Kraton Polymers LLC, Polymer Holdings LLC, Kraton Polymers Capital Corporation, Elastomers Holdings LLC, Kraton Polymers U.S. LLC, as Grantors and UBS AG, Stamford Branch, as Collateral Agent (incorporated by reference to Exhibit 4.4 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.8	Credit and Guaranty Agreement dated December 23, 2003, among Kraton Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of Kraton Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent and Morgan Stanley Senior Funding Inc., Credit Suisse First Boston, acting through its Cayman Islands Branch and General Electric Capital Corporation, as Documentation Agents (incorporated by reference to Exhibit 4.5(a) to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

Exhibit No	Description of Exhibits
4.9	Amendment No. 1 to the Credit and Guaranty Agreement dated as of March 4, 2004 (incorporated by reference to Exhibit 4.5(b) to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.10	Amendment No. 2 to the Credit and Guaranty Agreement dated as of October 21, 2004 (incorporated by reference to Exhibit 4.5(c) to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

4.11	Amendment No. 3 to the Credit and Guaranty Agreement dated as of February 16, 2006 (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2006)

4.12	Amendment No. 4 to the Credit and Guaranty Agreement dated as of May 12, 2006 (incorporated by reference to Exhibit 10.3 to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2006)

4.13	Amendment No. 5 to the Credit and Guaranty Agreement dated as of December 15, 2006 (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 21, 2006)

4.14	Amendment No. 6 to the Credit and Guaranty Agreement dated as of October 20, 2009 (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on October 22, 2009)

4.15	Amendment No. 7 to the Credit and Guaranty Agreement dated as of November 30, 2009 (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on November 30, 2009)

4.16	Joinder Agreement dated June 7, 2006, among Amegy Bank National Association as Lender, Kraton Polymers LLC as Borrower, the Guarantors and the UBS AG, Stamford Branch as Administrative Agent (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on June 7, 2006)

4.17	Form of Amended and Restated Registration Rights and Shareholders’ Agreement

5.1†	Opinion of Cleary Gottlieb Steen & Hamilton LLP

10.1+	Employment Agreement dated November 1, 2004, between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.5 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.2+	Amendment No. 2 to the Employment Agreement dated April 9, 2007, between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.1(a) to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.3+	Separation Agreement dated January 24, 2008 between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.1(c) to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2008)

10.4+	Consulting Agreement dated February 1, 2008 between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.0(b) to Kraton Polymer LLC’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2008)

10.5+	Notional Unit Award Grant Agreement dated September 10, 2004, between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.6 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.6+	Profits Unit Award Agreement dated September 10, 2004, between George Gregory and Kraton Polymers LLC (incorporated by reference to Exhibit 10.8 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

Exhibit No	Description of Exhibits

10.7+	Letter Agreement dated March 17, 2005, between Kraton Management LLC and George Gregory (incorporated by reference to Exhibit 10.08(b) to Amendment No. 1 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on June 9, 2005)

10.8+	Restricted Unit Award Grant Agreement dated March 17, 2005, between Kraton Polymers LLC and George Gregory (incorporated by reference to Exhibit 10.8(c) to Amendment No. 1 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on June 9, 2005)

10.9+	Employment Agreement dated April 12, 2004, between Richard A. Ott and Kraton Polymers LLC (incorporated by reference to Exhibit 10.20 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.10+	Amendment No. 2 to the Employment Agreement dated April 9, 2007, between Richard A. Ott and Kraton Polymers LLC (incorporated by reference to Exhibit 10.5(a) to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.11+	Profits Unit Award Agreement dated September 10, 2004, between Richard A. Ott and Kraton Polymers LLC (incorporated by reference to Exhibit 10.22 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.12+	Employment Agreement dated March 8, 2004, between David A. Bradley and Kraton Polymers LLC (incorporated by reference to Exhibit 10.26 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.13+	Amendment No. 3 to the Employment Agreement dated April 9, 2007, between David A. Bradley and Kraton Polymers LLC (incorporated by reference to Exhibit 10.9(a) to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.14+	Employment Agreement dated as of April 1, 2008, between David A. Bradley and Kraton Polymers LLC (incorporated by reference to Exhibit 10.2 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on April 7, 2008)

10.15+	Profits Unit Award Agreement dated September 10, 2004, between David A. Bradley and Kraton Polymers LLC (incorporated by reference to Exhibit 10.28 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.16+	Restricted Unit Award Grant Agreement dated September 10, 2004, between David A. Bradley and Kraton Polymers LLC (incorporated by reference to Exhibit 10.29 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.17+	Restricted Unit Award Grant Agreement dated as of March 17, 2005, between Kraton Polymers LLC and David A. Bradley (incorporated by reference to Exhibit 10.29(a) to Amendment No. 1 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on June 9, 2005)

10.18+†	Restricted Unit Award Grant Agreement dated as of June 19, 2008, between Kraton Polymers LLC and David Bradley

10.19+	Employment Agreement dated November 9, 2005, between Kraton and Kevin M. Fogarty (incorporated by reference to Exhibit 10.3 to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2005)

10.20+	Amendment No. 2 to the Employment Agreement dated April 9, 2007, between Kevin M. Fogarty and Kraton Polymers LLC (incorporated by reference to Exhibit 10.16(a) to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.21+	Employment Agreement dated April 1, 2008, between Kevin M. Fogarty and Kraton Polymers LLC (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on April 7, 2008)

Exhibit No	Description of Exhibits

10.22+	Notional Unit Award Grant Agreement dated July 15, 2005, between Kevin M. Fogarty and Kraton Polymers LLC (incorporated by reference to Exhibit 10.56 to Amendment No. 3 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on August 30, 2005)

10.23+†	Amendment No. 1 dated December 18, 2008 to the Notional Unit Award Grant Agreement, between Kevin Fogarty and Kraton Polymers LLC

10.24+	Profits Unit Award Agreement dated July 15, 2005, between Kevin M. Fogarty and Kraton Management LLC (incorporated by reference to Exhibit 10.58 to Amendment No. 3 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on August 30, 2005)

10.25+†	Restricted Unit Award Grant Agreement dated as of June 19, 2008, between Kraton Polymers LLC and Kevin M. Fogarty

10.26+	Employment Agreement dated April 1, 2008, between Stephen E. Tremblay and Kraton Polymers LLC (incorporated by reference to Exhibit 10.3 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on April 7, 2008)

10.27+†	Employment Agreement dated December 31, 2008, between Lothar Fruend and Kraton Polymers LLC

10.28+†	Savings Deferred Compensation and Restoration Plan dated December 31, 2008, restated

10.29+†	Pension Benefit Restoration Plan dated December 31, 2008, restated

10.30+†	Kraton Polymers LLC Executive Deferred Compensation Plan dated December 31, 2008

10.31+†	Summary of the Terms of the 2008 Incentive Compensation Plan

10.32+†	Summary of the Terms of the 2009 Incentive Compensation Plan

10.33+	TJ Chemical Holdings LLC 2004 Option Plan and Form of Option Grant Agreement (incorporated by reference to Exhibit 10.31 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.34+	Amendment to TJ Chemical Holdings LLC 2004 Option Plan dated August 18, 2008 (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2008)

10.35+	Employment Agreement dated April 9, 2007, between Kraton Polymers LLC and Nicholas G. Dekker (incorporated by reference to Exhibit 10.47 to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.36+	Amendment No. 1 to the Employment Agreement dated as of December 19, 2007, between Kraton Polymers LLC and Nicholas G. Dekker (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 21, 2007)

10.37+	Tripartite Agreement dated April 9, 2007, among Kraton Polymers LLC, Nicholas G. Dekker and Kraton Polymers France SAS (incorporated by reference to Exhibit 10.48 to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on April 12, 2007)

10.38+	Amendment No. 1 to the Tripartite Agreement dated as of December 19, 2007, between Kraton Polymers LLC, Nicholas G. Dekker and Kraton Polymers France SAS (incorporated by reference to Exhibit 99.2 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 21, 2007)

10.39+	Notional Unit Award Grant Agreement dated November 30, 2005, between Kraton Polymers LLC and Nicholas G. Dekker (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

10.40+	Profit Unit Award Agreement dated October 6, 2006, between Management LLC and Nicholas G. Dekker (incorporated by reference to Exhibit 10.2 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

Exhibit No	Description of Exhibits

10.41+	Form of Amendment No. 1 to the Employment Agreement of Executive Officers (incorporated by reference to Exhibit 10.3 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

10.42+	Form of Amendment No. 2 to the Employment Agreement of Executive Officers (incorporated by reference to Exhibit 10.4 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

10.43+†	Form of Amendment No. 3 to the Employment Agreement of Executive Officers effective December 31, 2008

10.44+	Form of Amendment No. 1 to the Profits Unit Award Agreement (incorporated by reference to Exhibit 10.5 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

10.45+	Form of Special Bonus Agreement (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on January 18, 2008)

10.46+†	Form of Base Salary Reduction Agreement effective April 1, 2009.

10.47+	Amendment No. 2 dated December 8, 2009 to the Notional Unit Award Grant Agreement, between Kevin M. Fogarty and Kraton Polymers LLC.

10.48+†	Polymer Holdings Equity Incentive Plan dated November 30, 2009

10.49+†	Polymer Holdings Cash Incentive Plan dated November 30, 2009

10.50+†	Form of Polymer Holdings Restricted Stock Grant Agreement

10.51+†	Form of Polymer Holdings Option Grant Agreement

10.52+†	Polymer Holdings Executive Deferred Compensation Plan dated November 30, 2009

10.53+†	Amendment to TJ Chemical Option Plan dated November 30, 2009

10.54+	Amendment No.1 dated December 8, 2009 to the Restricted Unit Award Grant Agreement dated as of June 19, 2008, between Kraton Polymers LLC and Kevin M. Fogarty

10.55+	Amendment No.1 dated December 8, 2009 to the Restricted Unit Award Grant Agreement dated as of March 17, 2005, between Kraton Polymers LLC and David A. Bradley

10.56+	Amendment dated December 8, 2009 to the Restricted Unit Award Grant Agreement dated as of June 19, 2008, between Kraton Polymers LLC and David A. Bradley

10.57+	Amendment dated December 8, 2009 to the Profits Unit Award Agreement dated July 15, 2005, between Kevin M. Fogarty and Kraton Management LLC

10.58+	Amendment dated December 8, 2009 to the Profits Unit Award Agreement dated September 10, 2004, between David A. Bradley and Kraton Management LLC

10.59+	Amendment dated December 8, 2009 to the Profits Unit Award Agreement dated September 10, 2004, between Richard A. Ott and Kraton Management LLC

10.60+	Amended Employment Agreement dated December 8, 2009 between Kevin M. Fogarty and Kraton Polymers LLC

10.61+	Amended Employment Agreement dated December 8, 2009, between David A. Bradley and Kraton Polymers LLC

10.62+	Amended Employment Agreement dated December 8, 2009, between Richard Ott and Kraton Polymers LLC

10.63+	Amended Employment Agreement dated December 8, 2009, between Lothar Freund and Kraton Polymers LLC

10.64+	Amended Employment Agreement dated December 8, 2009, between Stephen E. Tremblay and Kraton Polymers LLC

10.65	First Amended and Restated Site Services, Utilities, Materials and Facilities Agreement dated February 28, 2001, between Kraton Polymers Nederland B.V. and Shell Nederland Raffinaderij B.V. (Pernis) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.32 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

Exhibit No	Description of Exhibits

10.66	First Amended and Restated Site Services, Utilities, Materials and Facilities Agreement dated February 28, 2001, between Kraton Polymers Nederland B.V. and Shell Nederland Chemie B.V. (Pernis) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.33 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.67	First Amended and Restated Site Services, Utilities, Materials and Facilities Agreement dated February 28, 2001, between Shell Chimie S.A. and Kraton Polymers France S.A.S. (Berre) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.34 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.68	Amended and Restated Belpre Facility Sharing and Operating Agreement dated July 1, 1999, among Infineum USA LP, Shell Oil Company and Shell Elastomers LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.38 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.69†	Amendment No. 1 dated January 23, 2007 to Amended and Restated Belpre Facility Sharing and Operating Agreement

10.70†	Amendment No. 2 dated January 1, 2009 to Amended and Restated Belpre Facility Sharing and Operating Agreement

10.71	First Amended and Restated Operations and Maintenance Services Agreement dated February 28, 2001, between Kraton Polymers Nederland B.V. and Shell Nederland Chemie B.V. (Pernis) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.35 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.72	First Amended and Restated Operations and Maintenance Services Agreement dated February 28, 2001, between Kraton Polymers France S.A.S. and Shell Chimie S.A. (Berre) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.36 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.73	Production Agreement dated March 31, 2000, between Elenac GmbH and Kraton Polymers GmbH (Wesseling) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.37 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.74	1,3-Butadiene Agreement dated December 1, 1999, between Deutsche Shell Chemie GmbH and MWW Achtundzwanzigste Vermoegensverwaltungs GmbH (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.44 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.75	Sales Contract dated September 11, 1999, between Shell Chemical Company and Shell Elastomers LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.45 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.76	Agreement dated February 28, 2001, between Shell Nederland Chemie B.V. and Kraton Polymers Nederland B.V. for the supply of Isoprene Monomer (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.46 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

Exhibit No	Description of Exhibits

10.77	Letter Amendment No. 2 (and by reference Amendment No. 1) to the Agreement dated February 28, 2001, between Shell Nederland Chemie B.V. and Kraton Polymers Nederland B.V. for the supply of Isoprene Monomer, dated December 10, 2007, between Shell Chemicals Europe B.V. and Kraton Polymers Nederland P.V. (incorporated by reference to Exhibit 10.39(a) to Kraton Polymers LLC’s Annual Report on Form 10-K filed with the SEC on March 31, 2008)

10.78	Manufacturing Facility Lease dated August 24, 2000, between Shell Chemie and Kravis (Berre-Kraton D) (incorporated by reference to Exhibit 10.47 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.79	Manufacturing Facility Lease dated August 24, 2000, between Shell Chimie and Kraton Polymers France SAS (Berre-Kraton G) (incorporated by reference to Exhibit 10.48 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.80	Business Lease dated March 31, 2000, between Elenac GmbH and Kraton Polymers GmbH (Wesseling) (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.49 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.81	Amendment to the Business Lease dated March 31, 2000, between Bassell Polyolefine GmbH (previously Elenac GmbH) and Kraton Polymers GmbH (incorporated by reference to Exhibit 10.49(a) to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

10.82	Contribution Agreement dated February 28, 2001, between Shell Oil Company and Shell Elastomers (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.50 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.83	Contribution Agreement dated February 28, 2001, between Shell Internationale Research Maatschappij B.V. and Kraton Polymers Research B.V. (portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.51 to Amendment No. 2 to Kraton Polymers LLC’s Registration Statement on Form S-4 filed with the SEC on July 15, 2005)

10.84	Agreement for Adjustment and Termination of Services under Kraton/SNC SUMFs and OMS Agreements at Pernis dated as of June 28, 2007 by and among Shell Nederland Chemie B.V. and Kraton Polymers Nederland B.V. (incorporated by reference to Exhibit 10.1 to Kraton Polymers LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007)

10.85	Amendment to Isoprene Sales Contract, dated December 28, 2008 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on December 31, 2008)

10.86	Amendment No. 2 to Isoprene Sales Contract, dated March 12, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on March 30, 2009)

10.87	Amendment No. 3 to Isoprene Sales Contract, dated April 24, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on April 29, 2009)

10.88	Amendment No. 4 to Isoprene Sales Contract, dated May 28, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on May 29, 2009)

10.89	Amendment No. 5 to Isoprene Sales Contract, dated June 26, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on July 1, 2009)

Exhibit No	Description of Exhibits

10.90	Amendment No. 6 to Isoprene Sales Contract, dated July 29, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on July 31, 2009)

10.91	Amendment No. 7 to Isoprene Sales Contract, dated August 20, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on August 27, 2009)

10.92	Amendment No. 8 to Isoprene Sales Contract, dated September 10, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with the SEC on September 15, 2009)

10.93	Amendment No. 9 to Isoprene Sales Contract, dated effective October 28, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with SEC on November 2, 2009)

10.94	Amendment No. 10 to Isoprene Sales Contract, dated effective November 23, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with SEC on December 1, 2009)

10.95	Amendment No. 11 to Isoprene Sales Contract, dated effective December 4, 2009 between Shell Chemical LP and Kraton Polymers U.S. LLC (incorporated by reference to Exhibit 99.1 to Kraton Polymers LLC’s Current Report on Form 8-K filed with SEC on December 7, 2009)

10.96+†	Amendment to Outstanding Option Grant Agreements

21.1	List of Significant Subsidiaries (incorporated by reference to Exhibit 21.1 to Polymer Holdings LLC’s Registration Statement on Form S-4 filed with the SEC on April 1, 2005)

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

23.2†	Consent of Independent Registered Public Accounting Firm

23.3†	Consent of Independent Appraisal Firm

24.1†	Powers of Attorney

24.2	Power of Attorney for Karen A. Twitchell

+	Denotes management contract or compensatory plan or arrangement.
*	To be filed by amendment.
†	Previously filed.